UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2015

Date of reporting period:	August 1, 2014 – January 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

POGAX

Putnam Growth Opportunities Fund

Semiannual report 1|31|15

A world of investing.®

Putnam Investments

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Growth Opportunities
Fund

Semiannual report
1 | 31 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery is gaining steam, with three consecutive quarters of positive GDP growth, accelerated hiring, and rising consumer confidence, which recently hit multi-year highs. U.S. markets, however, have experienced some turbulence since the start of the year.

Cheaper energy prices benefit consumers and many businesses, but the sharp decline in oil prices has also fostered uncertainty. A stronger U.S. dollar may hurt profits for many large multinational companies headquartered in the United States that rely on exports for growth. In addition, investors appear to be anticipating when the Federal Reserve will begin raising interest rates. Overseas growth, meanwhile, remains tepid at best.

In an economically uncertain environment, it can be worthwhile to consider a range of investment opportunities. Putnam invests across many asset classes and pursues flexible strategies that seek out opportunities for growth or income with careful awareness of risk. Our experienced equity and fixed-income teams employ new ways of thinking and integrate innovative investment ideas into time-tested, traditional strategies. In today’s environment, it is also important to rely on your financial advisor, who can ensure your portfolio matches your individual goals and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

March 12, 2015

Putnam Growth Opportunities Fund

Seeking to harness the growth potential of large companies

To find opportunities among thousands of large-company stocks, Portfolio Manager Robert Brookby combines discipline and research with creativity and collaboration. Backed by more than 14 years of industry experience, Rob seeks stocks of U.S. companies that offer durable, long-term growth potential. He works with a team of analysts to develop investment themes and find broad areas of opportunity, and then narrows his focus to identify companies with fundamental strength, a competitive edge, and the potential to produce strong profits.

"We probe, discuss, debate, and analyze global trends, providing fertile ground for our research process. We then scour the universe of large-cap stocks to find businesses that may profit from the themes we have identified."

Robert M. Brookby
Portfolio Manager

Thematic research guides investment decisions

Together with a team of analysts, Rob researches problems and looks for solutions and trends that may lead to investment opportunities.

	Problem/trend	Solution/theme	Investment opportunity
	Feeding a planet of 7 billion people	Improving agricultural productivity	Companies that can improve soil or crop yields
	Skyrocketing mobile Internet usage	Delivering next-generation bandwidth	Hardware, Internet, IT security, and software firms

Investment opportunities emerge from a wide array of themes

Putnam Growth Opportunities Fund
Delivering next-generation bandwidth
Enhancing cyber security
Anticipating the demands of an aging population
Innovating for a greener environment
Developing home automation
Enabling e-commerce growth
Managing health-care costs
Improving agricultural productivity

2 Growth Opportunities Fund

Growth Opportunities Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 1/31/15

The fund — class A shares before sales charge
Putnam Growth Opportunities Fund (POGAX)
Fund's benchmark
Russell 1000 Growth Index
Fund's Lipper peer group average
Large-Cap Growth Funds
7.16
7.79
7.57
8.67
8.69
7.82
16.12
16.49
14.95
18.29
17.35
16.57
13.49
14.59
11.60
5.27
6.34
5.45
LIFE OF FUND
(since 10/2/95)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS*

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Returns for the six-month period are not annualized, but cumulative.

4     Growth Opportunities Fund

Interview with your fund’s portfolio manager

Robert M. Brookby

Rob, could you tell us about the investing environment for the six-month reporting period ended January 31, 2015?

After an extended period of relative tranquility for the U.S. stock market, volatility returned during this period. The turbulence was most pronounced in October, when stocks declined nearly 10% in response to global geopolitical tensions, slowing growth in Europe and China, and falling oil prices. Stocks recovered by the end of October, but experienced declines again in December. The market quickly rebounded from those losses as well, and stocks ended the year in positive territory. At the close of 2014, the S&P 500 Index, a broad measure of U.S. stock performance, posted its third consecutive double-digit annual return. In January 2015, the final month of the period, stocks declined again as investors became worried about disappointing corporate earnings reports and the potential for weaker-than-expected economic growth in the United States.

The dominant theme for the period was energy — plummeting oil prices, severe weakness in energy stocks that are closely tied to the price of oil, and the resurgence of volatility in the broader market in response to these declines. The price of oil dropped more than 50% from June to December, when it hit a five-year low. The declines were largely in response to greater oil supplies combined with reduced energy demand.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/15. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Growth Opportunities Fund     5

How did the fund perform during the reporting period?

The fund delivered a positive return for the period, but underperformed its benchmark, the Russell 1000 Growth Index. In addition, the fund slightly underperformed the average return for funds in its Lipper peer group, Large-Cap Growth Funds.

Can you provide examples of stocks or strategies that helped fund performance for the period?

A top performer for the period was the stock of Cubist Pharmaceuticals, a company that specializes in developing antibacterial drugs for use in hospitals. The stock advanced during the period, particularly after the announcement that Cubist was being acquired by Merck, the second-largest U.S. pharmaceutical company. We added Cubist to the portfolio because of the company’s expertise with products that are considered to be “scarce assets” — that is, few companies specialize in anti-infective treatments, giving Cubist an attractive growth profile, in our view. Cubist was no longer a holding in the portfolio at the close of the period.

Another highlight for the period was the stock of Celgene, a biotechnology company that produces treatments for cancer and immune-inflammatory diseases. The company has had solid success with its pipeline drugs, most recently with Revlimid, its treatment of multiple myeloma, which helped Celgene deliver revenue growth that beat analyst expectations for its most recent financial reporting period.

Fund performance also benefited from our decision to not hold a position in technology giant IBM, a stock that underperformed as investors responded to its seemingly anemic growth prospects. I chose not to include IBM in the portfolio because I didn’t believe

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 1/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Growth Opportunities Fund

“Volatility returned to the U.S. stock
market after an extended period of
relative tranquility.”

Rob Brookby

it offered the long-term growth potential I seek. Instead, among the large companies in the technology sector, I focused on those that in my view offered more promising revenue growth potential.

What are some holdings that detracted from relative fund returns?

Plunging oil prices took their toll on most stocks in the energy sector — including fund holdings Halliburton, Kodiak Oil & Gas, and QEP Resources, three oil and gas exploration and production companies. At the close of the period, Halliburton and Kodiak were no longer in the portfolio.

The top detractor for the period was the stock of online travel company Priceline Group. While the stock has delivered impressive performance for several years, it struggled recently as investors grew concerned about competitive pressure, a slowdown in travel bookings, and the company’s less-favorable profit outlook heading into 2015. Shortly after the close of the period, however, Priceline shares recovered significantly after the company announced solid year-end earnings. In addition, Priceline’s business model also benefits from what we believe are powerful and sustainable long-term trends — increased global travel and the use of the Internet to research, plan, and book trips.

What role did derivatives play in the portfolio?

Although derivative investments were not a significant part of the portfolio, they did affect performance during the period. Forward currency contracts, which were used to hedge

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/15. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Growth Opportunities Fund     7

foreign exchange risk, had a positive impact on the fund’s performance.

As the fund enters the second half of its fiscal year, what is your outlook for the markets and the economy?

Heading into 2015, I believe one of the most significant issues is the relative performance of economies around the world. While it appears that the United States has achieved a self-sustaining recovery in its economy, weakness in other regions could have a negative effect on global financial markets in the year ahead.

In the United States, I believe a healing housing market, a brighter employment picture, and improving investor sentiment could contribute to the performance of U.S. stocks in the coming months. Overseas, however, I believe the outlook is not as optimistic. China’s economic growth has been undeniably weaker than expected, while, in my opinion, Europe’s economy continues to be at risk for deflation. In my view, these conditions bear monitoring, along with the potential for a hike in short-term interest rates in the United States sometime in 2015.

It is also important to consider the potential impact of weakened energy prices on U.S. financial markets. From the perspective of the U.S. consumer, plunging oil prices could have a positive effect. According to some estimates, today’s lower gasoline prices could save the average American household approximately $1,200 a year. I believe this bodes well for consumer spending and industries such as retail. At the same time, however, if oil prices stay low, I believe we will see a massive slowdown in oil production, which could have a negative impact on many businesses, particularly oil exploration and production companies and the firms that provide equipment to them.

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Growth Opportunities Fund

Thank you, Rob, for this fund update.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert M. Brookby has an M.B.A. from Harvard Business School and a B.A. from Northwestern University. Rob joined Putnam in 2008 and has been in the investment industry since 1999.

IN THE NEWS

How can an increase in the unemployment rate — to 5.7% in January 2015 from 5.6% in December 2014 — mean good news? The answer: More than one million people entered the workforce in January — which includes those actively seeking work. This is good news because it appeared that many people had abandoned looking for a job altogether in the wake of the Great Recession. That’s changing. The labor participation rate ticked up to 62.9% in January from 62.7% in December, according to the Bureau of Labor Statistics (BLS). Many believe that, for the economic recovery to continue, more people who have been sitting on the sidelines will need to reenter the labor market, even though they may not land a job right away. The BLS also noted that 257,000 jobs were added in January, slightly above expectations. More importantly, figures from previous months were revised higher: There were 329,000 additional jobs in December and an even more impressive 423,000 jobs in November. The BLS also reported a gain in average hourly earnings, which rose 0.5% in January after declining slightly in December. Wage growth might be luring people back to the workforce, particularly within lower-paying industries such as retail.

Growth Opportunities Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/2/12)	(7/2/12)	(7/1/99)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	7.16%	6.83%	6.80%	6.80%	6.37%	6.37%	6.59%	6.39%	6.89%	7.40%	7.41%	7.39%
10 years	129.62	116.42	116.00	116.00	112.95	112.95	118.26	110.62	123.92	135.99	136.62	135.42
Annual average	8.67	8.03	8.01	8.01	7.85	7.85	8.12	7.73	8.40	8.97	8.99	8.94
5 years	111.15	99.01	103.36	101.36	103.31	103.31	105.93	98.72	108.63	114.37	114.94	113.85
Annual average	16.12	14.76	15.25	15.03	15.25	15.25	15.54	14.72	15.85	16.48	16.54	16.42
3 years	65.52	56.00	61.77	58.77	61.77	61.77	63.00	57.30	64.25	67.10	67.54	66.69
Annual average	18.29	15.98	17.39	16.66	17.39	17.39	17.69	16.30	17.99	18.67	18.77	18.57
1 year	13.49	6.97	12.64	7.82	12.65	11.69	12.94	8.99	13.25	13.83	13.95	13.77
6 months	5.27	–0.78	4.87	0.38	4.89	3.99	4.99	1.31	5.16	5.44	5.47	5.41

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10     Growth Opportunities Fund

Comparative index returns For periods ended 1/31/15

	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds category average*
Annual average (life of fund)	7.79%	7.57%
10 years	130.16	113.72
Annual average	8.69	7.82
5 years	114.53	101.18
Annual average	16.49	14.95
3 years	61.62	58.55
Annual average	17.35	16.57
1 year	14.59	11.60
6 months	6.34	5.45

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/15, there were 715, 698, 615, 543, 383, and 91 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	1		1	1	1		1	1	1	1
Income	$0.128		—	—	$0.024		$0.120	$0.222	$0.232	$0.202
Capital gains
Long-term gains	1.940		$1.940	$1.940	1.940		1.940	1.940	1.940	1.940
Short-term gains	1.650		1.650	1.650	1.650		1.650	1.650	1.650	1.650
Total	$3.718		$3.590	$3.590	$3.614		$3.710	$3.812	$3.822	$3.792
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
7/31/14	$25.68	$27.25	$22.90	$23.22	$23.86	$24.73	$25.08	$26.60	$26.62	$26.54
1/31/15	23.43	24.86	20.54	20.88	21.55	22.33	22.78	24.35	24.37	24.30

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Growth Opportunities Fund     11

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/2/12)	(7/2/12)	(7/1/99)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	7.31%	6.98%	6.95%	6.95%	6.52%	6.52%	6.74%	6.54%	7.04%	7.55%	7.57%	7.54%
10 years	125.42	112.46	112.16	112.16	109.19	109.19	114.40	106.90	120.00	131.73	132.34	131.18
Annual average	8.47	7.83	7.81	7.81	7.66	7.66	7.93	7.54	8.20	8.77	8.80	8.74
5 years	106.51	94.64	98.91	96.91	99.00	99.00	101.49	94.44	103.95	109.51	110.06	109.01
Annual average	15.61	14.25	14.74	14.51	14.76	14.76	15.04	14.22	15.32	15.94	16.00	15.89
3 years	82.67	72.17	78.60	75.60	78.56	78.56	79.96	73.66	81.25	84.47	84.96	84.03
Annual average	22.24	19.85	21.33	20.65	21.32	21.32	21.63	20.20	21.92	22.64	22.75	22.55
1 year	13.63	7.09	12.78	7.96	12.79	11.82	13.06	9.10	13.35	13.90	14.11	13.89
6 months	5.63	–0.44	5.24	0.74	5.26	4.35	5.38	1.70	5.49	5.78	5.85	5.76

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 7/31/14	1.10%	1.85%	1.85%	1.60%	1.35%	0.78%	0.68%	0.85%
Annualized expense ratio for the six-month period ended 1/31/15*	1.11%	1.86%	1.86%	1.61%	1.36%	0.81%	0.71%	0.86%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Includes an increase of 0.03% from annualizing the performance fee adjustment for the six months ended 1/31/15.

12     Growth Opportunities Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2014, to January 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.74	$9.60	$9.61	$8.32	$7.03	$4.19	$3.68	$4.45
Ending value (after expenses)	$1,052.70	$1,048.70	$1,048.90	$1,049.90	$1,051.60	$1,054.40	$1,054.70	$1,054.10

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2015, use the following calculation method. To find the value of your investment on August 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.65	$9.45	$9.45	$8.19	$6.92	$4.13	$3.62	$4.38
Ending value (after expenses)	$1,019.61	$1,015.83	$1,015.83	$1,017.09	$1,018.35	$1,021.12	$1,021.63	$1,020.87

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Growth Opportunities Fund     13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14     Growth Opportunities Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2015, Putnam employees had approximately $470,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Growth Opportunities Fund     15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16     Growth Opportunities Fund

The fund’s portfolio 1/31/15 (Unaudited)

COMMON STOCKS (97.9%)*	Shares	Value
Aerospace and defense (5.4%)
General Dynamics Corp.	37,900	$5,048,659
Honeywell International, Inc.	105,100	10,274,576
Northrop Grumman Corp.	43,900	6,890,105
United Technologies Corp.	69,800	8,011,644
		30,224,984
Airlines (0.9%)
Spirit Airlines, Inc. †	64,200	4,759,788
		4,759,788
Banks (0.9%)
Bank of America Corp.	158,700	2,404,305
PacWest Bancorp	66,800	2,856,034
		5,260,339
Beverages (1.3%)
Monster Beverage Corp. †	9,751	1,140,379
PepsiCo, Inc.	62,300	5,842,494
		6,982,873
Biotechnology (7.1%)
Alkermes PLC †	20,300	1,466,675
Biogen Idec, Inc. †	23,500	9,145,260
Celgene Corp. †	108,786	12,962,940
Gilead Sciences, Inc. †	138,926	14,563,613
Neuralstem, Inc. † S	315,140	976,934
Vertex Pharmaceuticals, Inc. †	9,204	1,013,729
		40,129,151
Building products (0.7%)
Assa Abloy AB Class B (Sweden)	41,499	2,264,591
Fortune Brands Home & Security, Inc.	40,800	1,827,432
		4,092,023
Capital markets (1.1%)
Charles Schwab Corp. (The)	179,000	4,650,420
KKR & Co. LP	60,900	1,462,209
		6,112,629
Chemicals (3.6%)
Axalta Coating Systems, Ltd. †	105,109	2,698,148
Axiall Corp.	59,000	2,610,750
Dow Chemical Co. (The)	58,200	2,628,312
Huntsman Corp.	111,900	2,457,324
Monsanto Co.	56,300	6,642,274
Symrise AG (Germany)	44,227	2,903,307
		19,940,115
Commercial services and supplies (0.6%)
Tyco International PLC	75,788	3,092,908
		3,092,908
Communications equipment (0.5%)
QUALCOMM, Inc.	40,548	2,532,628
		2,532,628
Consumer finance (0.9%)
American Express Co.	65,000	5,244,850
		5,244,850
Containers and packaging (0.4%)
Packaging Corp. of America	27,000	2,047,950
		2,047,950

Growth Opportunities Fund     17

COMMON STOCKS (97.9%)* cont.	Shares	Value
Diversified financial services (0.4%)
CME Group, Inc.	29,100	$2,482,230
		2,482,230
Electrical equipment (0.7%)
Eaton Corp PLC	65,500	4,132,395
		4,132,395
Electronic equipment, instruments, and components (1.4%)
Anixter International, Inc. †	34,245	2,580,703
Corning, Inc.	130,800	3,109,116
Hollysys Automation Technologies, Ltd. (China) †	82,100	2,068,099
		7,757,918
Energy equipment and services (1.5%)
Baker Hughes, Inc.	52,200	3,027,078
Schlumberger, Ltd.	56,600	4,663,274
Weatherford International PLC †	59,400	613,602
		8,303,954
Food and staples retail (2.4%)
Costco Wholesale Corp.	39,800	5,691,002
CVS Health Corp.	76,800	7,538,688
		13,229,690
Food products (1.0%)
Keurig Green Mountain, Inc.	21,900	2,684,064
Mead Johnson Nutrition Co.	29,326	2,888,318
		5,572,382
Health-care equipment and supplies (3.6%)
Becton Dickinson and Co.	23,700	3,272,496
Boston Scientific Corp. †	247,900	3,671,399
Cooper Cos., Inc. (The)	18,000	2,837,700
GenMark Diagnostics, Inc. †	121,527	1,565,268
Medtronic PLC	84,600	6,040,440
Zimmer Holdings, Inc.	25,200	2,824,920
		20,212,223
Health-care providers and services (0.4%)
AAC Holdings, Inc. †	78,972	2,015,365
		2,015,365
Health-care technology (0.1%)
Castlight Health, Inc. Class B †	38,900	345,432
		345,432
Hotels, restaurants, and leisure (3.6%)
Hilton Worldwide Holdings, Inc. †	276,992	7,193,482
Melco Crown Entertainment, Ltd. ADR (Hong Kong)	175,400	4,209,600
Restaurant Brands International, Inc. (Canada) †	50,400	1,949,472
Starbucks Corp.	40,300	3,527,459
Wyndham Worldwide Corp.	38,934	3,262,280
		20,142,293
Household durables (1.7%)
Panasonic Corp. (Japan)	214,200	2,429,381
PulteGroup, Inc.	173,000	3,562,070
Whirlpool Corp.	18,500	3,682,980
		9,674,431
Independent power and renewable electricity producers (0.4%)
Calpine Corp. †	113,132	2,362,196
		2,362,196

18     Growth Opportunities Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value
Industrial conglomerates (0.6%)
Siemens AG (Germany)	31,462	$3,304,572
		3,304,572
Insurance (1.3%)
American International Group, Inc.	45,500	2,223,585
Hartford Financial Services Group, Inc. (The)	69,600	2,707,440
Prudential PLC (United Kingdom)	87,435	2,126,823
		7,057,848
Internet and catalog retail (3.3%)
Amazon.com, Inc. †	23,600	8,366,908
FabFurnish GmbH (acquired 8/2/13, cost $8) (Private) (Brazil) † ΔΔ F	6	5
Global Fashion Holding SA (acquired 8/2/13, cost $394,947) (Private) (Brazil) † ΔΔ F	9,323	218,853
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $8) (Private) (Brazil) † ΔΔ F	6	5
New Middle East Other Assets GmbH (acquired 8/2/13, cost $3) (Private) (Brazil) † ΔΔ F	2	2
Priceline Group, Inc. (The) †	8,850	8,933,898
Zalando SE (acquired 9/30/13, cost $672,602) (Private) (Germany) † ΔΔ F	28,050	684,644
		18,204,315
Internet software and services (9.8%)
Alibaba Group Holding, Ltd. ADR (China) †	54,013	4,811,478
AOL, Inc. †	59,200	2,560,400
Baidu, Inc. ADR (China) †	13,900	3,029,088
Facebook, Inc. Class A †	215,700	16,373,787
Google, Inc. Class A †	21,749	11,691,175
Google, Inc. Class C †	28,549	15,260,011
Twitter, Inc. †	29,800	1,118,394
		54,844,333
IT Services (2.3%)
Visa, Inc. Class A	51,000	13,000,410
		13,000,410
Life sciences tools and services (0.9%)
Agilent Technologies, Inc.	77,300	2,919,621
Waters Corp. †	17,100	2,035,755
		4,955,376
Machinery (0.7%)
KION Group AG (Germany)	43,920	1,706,319
Pall Corp.	21,800	2,109,368
		3,815,687
Media (4.9%)
CBS Corp. Class B (non-voting shares)	39,200	2,148,552
Charter Communications, Inc. Class A †	13,600	2,055,164
Comcast Corp. Class A	122,900	6,531,521
DISH Network Corp. Class A †	38,500	2,708,475
Liberty Global PLC Ser. C (United Kingdom)	32,000	1,458,880
Liberty Global PLC Ser. A (United Kingdom) †	30,800	1,438,976
Lions Gate Entertainment Corp.	46,800	1,344,564
Live Nation Entertainment, Inc. †	222,600	5,291,202
Time Warner, Inc.	52,800	4,114,704
		27,092,038

Growth Opportunities Fund     19

COMMON STOCKS (97.9%)* cont.	Shares	Value
Oil, gas, and consumable fuels (3.4%)
Cabot Oil & Gas Corp.	86,600	$2,294,900
Cheniere Energy, Inc. †	28,200	2,012,916
EOG Resources, Inc.	53,600	4,772,008
EP Energy Corp. Class A †	110,300	1,141,605
Gaztransport Et Technigaz SA (France)	35,106	1,985,909
Gulfport Energy Corp. †	41,600	1,601,184
QEP Resources, Inc.	95,800	1,937,076
Suncor Energy, Inc. (Canada)	67,499	2,013,231
Whiting Petroleum Corp. †	34,610	1,038,992
		18,797,821
Paper and forest products (0.1%)
Louisiana-Pacific Corp. †	50,600	828,322
		828,322
Personal products (1.5%)
Coty, Inc. Class A †	134,932	2,566,407
Estee Lauder Cos., Inc. (The) Class A	79,100	5,583,669
		8,150,076
Pharmaceuticals (5.3%)
AbbVie, Inc.	54,400	3,283,040
Actavis PLC †	47,200	12,580,688
Bristol-Myers Squibb Co.	82,900	4,996,383
Jazz Pharmaceuticals PLC †	8,100	1,371,654
Mylan, Inc. †	88,700	4,714,405
Perrigo Co. PLC	18,200	2,761,668
		29,707,838
Real estate investment trusts (REITs) (0.8%)
American Tower Corp.	43,900	4,256,105
		4,256,105
Real estate management and development (0.4%)
RE/MAX Holdings, Inc. Class A	70,570	2,348,570
		2,348,570
Road and rail (2.6%)
Genesee & Wyoming, Inc. Class A †	16,700	1,376,915
Union Pacific Corp.	109,500	12,834,495
		14,211,410
Semiconductors and semiconductor equipment (2.9%)
Avago Technologies, Ltd.	21,600	2,222,208
Broadcom Corp. Class A	66,400	2,817,684
Lam Research Corp.	34,986	2,674,330
Maxim Integrated Products, Inc.	78,000	2,581,020
Micron Technology, Inc. †	195,921	5,733,628
		16,028,870
Software (5.3%)
Activision Blizzard, Inc.	144,300	3,015,149
Cadence Design Systems, Inc. † S	99,700	1,793,603
Microsoft Corp.	173,500	7,009,400
Oracle Corp.	130,900	5,483,401
Red Hat, Inc. †	46,700	2,978,993
Salesforce.com, Inc. †	106,200	5,994,990
TiVo, Inc. †	288,604	3,018,798
		29,294,334

20     Growth Opportunities Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value
Specialty retail (1.8%)
Home Depot, Inc. (The)	50,200	$5,241,884
TJX Cos., Inc. (The)	71,200	4,694,928
		9,936,812
Technology hardware, storage, and peripherals (6.0%)
Apple, Inc.	224,130	26,259,067
EMC Corp.	77,200	2,001,796
SanDisk Corp.	34,359	2,608,192
Western Digital Corp.	25,000	2,430,750
		33,299,805
Textiles, apparel, and luxury goods (2.2%)
Coach, Inc.	53,400	1,985,946
Michael Kors Holdings, Ltd. †	49,000	3,468,710
NIKE, Inc. Class B	73,600	6,789,600
		12,244,256
Wireless telecommunication services (1.2%)
China Mobile, Ltd. (China)	254,500	3,333,981
Vodafone Group PLC ADR (United Kingdom)	93,981	3,301,553
		6,635,534
Total common stocks (cost $443,825,306)		$544,665,079

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value
Citigroup, Inc.	1/4/19	$106.10	200,830	$126,925
Neuralstem, Inc. Ser. J (acquired 1/3/14, cost $—) ΔΔ F	1/3/19	3.64	82,533	—
Total warrants (cost $198,779)				$126,925

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes 0.625%, November 30, 2017 [i]	$83,000	$82,805
Total U.S. treasury obligations (cost $82,805)		$82,805

SHORT-TERM INVESTMENTS (3.0%)*	Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.19% [d]	Shares 1,659,850	$1,659,850
Putnam Short Term Investment Fund 0.10% L	Shares 14,615,177	14,615,177
SSgA Prime Money Market Fund Class N 0.01% P	Shares 300,000	300,000
U.S. Treasury Bills with an effective yield of 0.03%, April 9, 2015	$140,000	139,999
U.S. Treasury Bills with an effective yield of 0.02%, April 23, 2015	150,000	149,997
Total short-term investments (cost $16,865,011)		$16,865,023

TOTAL INVESTMENTS
Total investments (cost $460,971,901)	$561,739,832

Growth Opportunities Fund     21

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
OTC	Over-the-counter

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2014 through January 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $556,514,611.
†	This security is non-income-producing.
ΔΔ

This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $903,509, or 0.2% of net assets.

[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F

This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $9,952 to cover certain derivative contracts and the settlement of certain securities.
The dates shown on debt obligations are the original maturity dates.

22     Growth Opportunities Fund

FORWARD CURRENCY CONTRACTS at 1/31/15 (aggregate face value $13,995,045) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
	Japanese Yen	Sell	2/13/15	$1,924,128	$1,996,056	$71,928
JPMorgan Chase Bank N.A.
	Euro	Sell	3/18/15	5,682,875	6,200,102	517,227
State Street Bank and Trust Co.
	Japanese Yen	Sell	2/13/15	469,140	456,687	(12,453)
UBS AG
	Euro	Sell	3/18/15	4,831,325	5,342,200	510,875
Total						$1,087,577

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/15 (Unaudited)
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
baskets	11,628	$—	7/16/15	(3 month USD-LIBOR-BBA plus 30 bp)	A basket (JPCMPTMD) of common stocks	$8,747
baskets	46,881	—	8/13/15	(3 month USD-LIBOR-BBA plus 38 bp)	A basket (JPCMPNET) of common stocks	(309,059)
Total		$—				$(300,312)

Growth Opportunities Fund     23

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$93,961,255	$2,429,381	$903,509
Consumer staples	33,935,021	—	—
Energy	25,115,866	1,985,909	—
Financials	30,635,748	2,126,823	—
Health care	97,365,385	—	—
Industrials	60,358,285	7,275,482	—
Information technology	156,758,298	—	—
Materials	19,913,080	2,903,307	—
Telecommunication services	3,301,553	3,333,981	—
Utilities	2,362,196	—	—
Total common stocks	523,706,687	20,054,883	903,509
U.S. treasury obligations	—	82,805	—
Warrants	126,925	—	—
Short-term investments	14,915,177	1,949,846	—
Totals by level	$538,748,789	$22,087,534	$903,509

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,087,577	$—
Total return swap contracts	—	(300,312)	—
Totals by level	$—	$787,265	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

24     Growth Opportunities Fund

Statement of assets and liabilities 1/31/15 (Unaudited)
ASSETS
Investment in securities, at value, including $1,596,961 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $444,696,874)	$545,464,805
Affiliated issuers (identified cost $16,275,027) (Notes 1 and 5)	16,275,027
Foreign currency (cost $796,647) (Note 1)	790,948
Dividends, interest and other receivables	332,211
Foreign tax reclaim	21,705
Receivable for shares of the fund sold	2,557,299
Receivable for investments sold	6,977,367
Unrealized appreciation on forward currency contracts (Note 1)	1,100,030
Unrealized appreciation on OTC swap contracts (Note 1)	8,747
Prepaid assets	51,152
Total assets	573,579,291
LIABILITIES
Payable for investments purchased	13,431,993
Payable for shares of the fund repurchased	351,332
Payable for compensation of Manager (Note 2)	267,645
Payable for custodian fees (Note 2)	6,896
Payable for investor servicing fees (Note 2)	158,957
Payable for Trustee compensation and expenses (Note 2)	227,821
Payable for administrative services (Note 2)	4,529
Payable for distribution fees (Note 2)	132,871
Unrealized depreciation on OTC swap contracts (Note 1)	309,059
Unrealized depreciation on forward currency contracts (Note 1)	12,453
Collateral on securities loaned, at value (Note 1)	1,659,850
Collateral on certain derivative contracts, at value (Note 1)	382,805
Other accrued expenses	118,469
Total liabilities	17,064,680
Net assets	$556,514,611

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$438,904,501
Distributions in excess of net investment income (Note 1)	(452,216)
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	16,514,223
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	101,548,103
Total — Representing net assets applicable to capital shares outstanding	$556,514,611
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

Growth Opportunities Fund     25

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($417,450,538 divided by 17,817,540 shares)	$23.43
	Offering price per class A share (100/94.25 of $23.43)*	$24.86
	Net asset value and offering price per class B share ($19,871,233 divided by 967,416 shares)**	$20.54
	Net asset value and offering price per class C share ($24,689,279 divided by 1,182,462 shares)**	$20.88
	Net asset value and redemption price per class M share ($6,169,620 divided by 286,300 shares)	$21.55
	Offering price per class M share (100/96.50 of $21.55)*	$22.33
	Net asset value, offering price and redemption price per class R share ($5,072,636 divided by 222,701 shares)	$22.78
	Net asset value, offering price and redemption price per class R5 share ($10,381,325 divided by 426,298 shares)	$24.35
	Net asset value, offering price and redemption price per class R6 share ($21,561,838 divided by 884,805 shares)	$24.37
	Net asset value, offering price and redemption price per class Y share ($51,318,142 divided by 2,112,154 shares)	$24.30
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

26     Growth Opportunities Fund

Statement of operations Six months ended 1/31/15 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $34,261)	$2,571,995
Interest (including interest income of $7,062 from investments in affiliated issuers) (Note 5)	7,254
Securities lending (Note 1)	40,745
Total investment income	2,619,994
EXPENSES
Compensation of Manager (Note 2)	1,501,944
Investor servicing fees (Note 2)	495,391
Custodian fees (Note 2)	16,256
Trustee compensation and expenses (Note 2)	4,065
Distribution fees (Note 2)	764,373
Administrative services (Note 2)	7,868
Other	160,117
Total expenses	2,950,014
Expense reduction (Note 2)	(16,218)
Net expenses	2,933,796
Net investment loss	(313,802)

Net realized gain on investments (Notes 1 and 3)	17,775,120
Net realized loss on swap contracts (Note 1)	(880,783)
Net realized gain on futures contracts (Note 1)	172,551
Net realized gain on foreign currency transactions (Note 1)	913,372
Net realized gain on written options (Notes 1 and 3)	174,839
Net unrealized appreciation of assets and liabilities in foreign currencies during the period	979,809
Net unrealized appreciation of investments, swap contracts and written options during the period	5,572,536
Net gain on investments	24,707,444
Net increase in net assets resulting from operations	$24,393,642

The accompanying notes are an integral part of these financial statements.

Growth Opportunities Fund     27

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 1/31/15*	Year ended 7/31/14
	Operations:
	Net investment income (loss)	$(313,802)	$1,190,313
	Net realized gain on investments and foreign currency transactions	18,155,099	68,382,460
	Net unrealized appreciation of investments and assets and liabilities in foreign currencies	6,552,345	14,594,828
	Net increase in net assets resulting from operations	24,393,642	84,167,601
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(1,988,788)	(711,353)
	Class M	(5,928)	—
	Class R	(29,575)	(2,478)
	Class R5	(9,530)	(53)
	Class R6	(168,442)	(34,181)
	Class Y	(174,145)	(46,269)
	Net realized short-term gain on investments
	Class A	(25,638,390)	—
	Class B	(1,384,626)	—
	Class C	(1,568,278)	—
	Class M	(407,543)	—
	Class R	(342,984)	—
	Class R5	(70,832)	—
	Class R6	(1,197,972)	—
	Class Y	(1,422,470)	—
	From net realized long-term gain on investments
	Class A	(30,144,531)	(14,765,563)
	Class B	(1,627,985)	(958,664)
	Class C	(1,843,914)	(788,150)
	Class M	(479,173)	(234,014)
	Class R	(403,266)	(107,303)
	Class R5	(83,282)	(560)
	Class R6	(1,408,525)	(312,330)
	Class Y	(1,672,480)	(558,003)
	Increase in capital from settlement payments	—	1,251,118
	Increase from capital share transactions (Note 4)	128,905,300	15,357,032
	Total increase in net assets	81,226,283	82,256,830
	NET ASSETS
	Beginning of period	475,288,328	393,031,498
	End of period (including distributions in excess of net investment income of $452,216 and undistributed net investment income of $2,237,994, respectively)	$556,514,611	$475,288,328
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

28     Growth Opportunities Fund

This page left blank intentionally.

Growth Opportunities Fund     29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
January 31, 2015**	$25.68	(.01)	1.48	1.47	(.13)	(3.59)	—	(3.72)	—	—	$23.43	5.27*	$417,451	.56*	(.04) *	32*
July 31, 2014	21.94	.08	4.64	4.72	(.05)	(1.00)	—	(1.05)	—	.07[d]	25.68	22.27	390,651	1.10	.33	83
July 31, 2013	17.57	.05	4.38	4.43	(.06)	—	—	(.06)	—[e]	—	21.94	25.30	330,392	1.13	.28	89
July 31, 2012	17.18	.05	.34	.39	—	—	—	—	—[e]	—	17.57	2.27	282,145	1.17	.32	56
July 31, 2011	13.82	(.01)	3.35[f]	3.34	—	—	—	—	—[e]	.02[g]	17.18	24.31[f]	295,289	1.22	(.05)	68
July 31, 2010	12.24	(.02)	1.66[h]	1.64	(.06)	—	—[e]	(.06)	—[e]	—	13.82	13.39[h]	261,202	1.32[i]	(.17)[i]	96
Class B
January 31, 2015**	$22.90	(.09)	1.32	1.23	—	(3.59)	—	(3.59)	—	—	$20.54	4.87*	$19,871	.93*	(.41) *	32*
July 31, 2014	19.77	(.09)	4.16	4.07	—	(1.00)	—	(1.00)	—	.06[d]	22.90	21.33	20,030	1.85	(.41)	83
July 31, 2013	15.89	(.08)	3.96	3.88	—	—	—	—	—[e]	—	19.77	24.42	19,926	1.88	(.46)	89
July 31, 2012	15.66	(.06)	.29	.23	—	—	—	—	—[e]	—	15.89	1.47	18,678	1.92	(.43)	56
July 31, 2011	12.69	(.12)	3.07[f]	2.95	—	—	—	—	—[e]	.02[g]	15.66	23.40[f]	24,683	1.97	(.80)	68
July 31, 2010	11.28	(.11)	1.52[h]	1.41	—	—	—	—	—[e]	—	12.69	12.50[h]	28,983	2.07[i]	(.91)[i]	96
Class C
January 31, 2015**	$23.22	(.10)	1.35	1.25	—	(3.59)	—	(3.59)	—	—	$20.88	4.89*	$24,689	.93*	(.42) *	32*
July 31, 2014	20.03	(.09)	4.22	4.13	—	(1.00)	—	(1.00)	—	.06[d]	23.22	21.35	19,493	1.85	(.42)	83
July 31, 2013	16.10	(.08)	4.01	3.93	—	—	—	—	—[e]	—	20.03	24.41	15,402	1.88	(.47)	89
July 31, 2012	15.87	(.07)	.30	.23	—	—	—	—	—[e]	—	16.10	1.45	13,099	1.92	(.43)	56
July 31, 2011	12.86	(.12)	3.11[f]	2.99	—	—	—	—	—[e]	.02[g]	15.87	23.41[f]	13,781	1.97	(.80)	68
July 31, 2010	11.43	(.12)	1.55[h]	1.43	—	—	—	—	—[e]	—	12.86	12.51[h]	12,321	2.07[i]	(.92)[i]	96
Class M
January 31, 2015**	$23.86	(.07)	1.37	1.30	(.02)	(3.59)	—	(3.61)	—	—	$21.55	4.99*	$6,170	.81*	(.29) *	32*
July 31, 2014	20.50	(.04)	4.33	4.29	—	(1.00)	—	(1.00)	—	.07[d]	23.86	21.71	5,554	1.60	(.17)	83
July 31, 2013	16.44	(.04)	4.10	4.06	—	—	—	—	—[e]	—	20.50	24.70	5,041	1.63	(.21)	89
July 31, 2012	16.17	(.03)	.30	.27	—	—	—	—	—[e]	—	16.44	1.67	4,588	1.67	(.18)	56
July 31, 2011	13.07	(.09)	3.17[f]	3.08	—	—	—	—	—[e]	.02[g]	16.17	23.72[f]	5,271	1.72	(.55)	68
July 31, 2010	11.58	(.09)	1.58[h]	1.49	—[e]	—	—[e]	—[e]	—[e]	—	13.07	12.88[h]	4,460	1.82[i]	(.67)[i]	96
Class R
January 31, 2015**	$25.08	(.04)	1.45	1.41	(.12)	(3.59)	—	(3.71)	—	—	$22.78	5.16*	$5,073	.68*	(.17) *	32*
July 31, 2014	21.48	.01	4.54	4.55	(.02)	(1.00)	—	(1.02)	—	.07[d]	25.08	21.96	4,362	1.35	.05	83
July 31, 2013	17.19	—[e]	4.30	4.30	(.01)	—	—	(.01)	—[e]	—	21.48	25.01	2,270	1.38	.01	89
July 31, 2012	16.86	.01	.32	.33	—	—	—	—	—[e]	—	17.19	1.96	1,632	1.42	.06	56
July 31, 2011	13.59	(.05)	3.30[f]	3.25	—	—	—	—	—[e]	.02[g]	16.86	24.06[f]	630	1.47	(.31)	68
July 31, 2010	12.05	(.06)	1.64[h]	1.58	(.04)	—	—[e]	(.04)	—[e]	—	13.59	13.08[h]	241	1.57[i]	(.43)[i]	96
Class R5
January 31, 2015**	$26.60	.01[j]	1.55	1.56	(.22)	(3.59)	—	(3.81)	—	—	$24.35	5.44*	$10,381	.41*	.03*[j]	32*
July 31, 2014	22.67	(.02)	4.98	4.96	(.10)	(1.00)	—	(1.10)	—	.07[d]	26.60	22.62	1,166.78		(.08)	83
July 31, 2013	18.12	.13	4.53	4.66	(.11)	—	—	(.11)	—	—	22.67	25.82	13.75		.65	89
July 31, 2012†	17.89	—[e]	.23	.23	—	—	—	—	—	—	18.12	1.29*	10	.06*	(.01) *	56
Class R6
January 31, 2015**	$26.62	.04	1.53	1.57	(.23)	(3.59)	—	(3.82)	—	—	$24.37	5.47*	$21,562	.36*	.16*	32*
July 31, 2014	22.67	.16	4.83	4.99	(.11)	(1.00)	—	(1.11)	—	.07[d]	26.62	22.79	17,005.68		.62	83
July 31, 2013	18.12	.11[j]	4.57	4.68	(.13)	—	—	(.13)	—[e]	—	22.67	25.94	6,821.65		.47[j]	89
July 31, 2012†	17.89	—[e]	.23	.23	—	—	—	—	—	—	18.12	1.29*	10	.05*	—*[k]	56

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	Growth Opportunities Fund	Growth Opportunities Fund	31

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class Y
January 31, 2015**	$26.54	.02	1.53	1.55	(.20)	(3.59)	—	(3.79)	—	—	$24.30	5.41*	$51,318	.43*	.06*	32*
July 31, 2014	22.62	.14	4.79	4.93	(.08)	(1.00)	—	(1.08)	—	.07[d]	26.54	22.57	17,028.85		.56	83
July 31, 2013	18.12	.11	4.51	4.62	(.12)	—	—	(.12)	—[e]	—	22.62	25.60	13,166.88		.57	89
July 31, 2012	17.68	.10	.34	.44	—	—	—	—	—[e]	—	18.12	2.49	16,582.92		.57	56
July 31, 2011	14.18	.03	3.45[f]	3.48	—	—	—	—	—[e]	.02[g]	17.68	24.68[f]	12,395.97		.19	68
July 31, 2010	12.55	.01	1.71[h]	1.72	(.09)	—	—[e]	(.09)	—[e]	—	14.18	13.69[h]	6,163	1.07[i]	.08[i]	96

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to July 31, 2012.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley & Co. which amounted to the following amounts per share outstanding on November 27, 2013:

Per share
Class A	$0.07
Class B	0.06
Class C	0.06
Class M	0.07
Class R	0.07
Class R5	0.07
Class R6	0.07
Class Y	0.07

e  Amount represents less than $0.01 per share.

f  Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on January 19, 2011:

Per share
Class A	$0.15
Class B	0.14
Class C	0.14
Class M	0.14
Class R	0.15
Class Y	0.15

This payment resulted in an increase to total returns of 1.08% for the year ended July 31, 2011.

g  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC, which amounted to $0.02 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h  Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on December 28, 2009:

Per share
Class A	$0.09
Class B	0.09
Class C	0.09
Class M	0.09
Class R	0.09
Class Y	0.10

This payment resulted in an increase to total returns of 0.74% for the year ended July 31, 2010.

i  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.05% of average net assets.

j  The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

k  Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

32	Growth Opportunities Fund	Growth Opportunities Fund	33

Notes to financial statements 1/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2014 through January 31, 2015.

Putnam Growth Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of large U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are

34     Growth Opportunities Fund

reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting

Growth Opportunities Fund     35

from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

36     Growth Opportunities Fund

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $547,684 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $12,453 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,659,850 and the value of securities loaned amounted to $1,596,961.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Growth Opportunities Fund     37

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $461,008,867, resulting in gross unrealized appreciation and depreciation of $117,675,457 and $16,944,492, respectively, or net unrealized appreciation of $100,730,965.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance

38     Growth Opportunities Fund

adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 1000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.277% of the fund’s average net assets before an increase of $85,931 (0.017% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$409,278
Class B	20,084
Class C	21,973
Class M	5,946
Class R	4,841
Class R5	1,993
Class R6	4,842
Class Y	26,434
Total	$495,391

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $735 under the expense offset arrangements and by $15,483 under the brokerage/service arrangements.

Growth Opportunities Fund     39

Each Independent Trustee of the fund receives an annual Trustee fee, of which $308, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$516,928
Class B	101,505
Class C	111,150
Class M	22,552
Class R	12,238
Total	$764,373

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $50,541 and $651 from the sale of class A and class M shares, respectively, and received $4,758 and $250 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $17 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$218,750,750	$161,128,830
U.S. government securities (Long-term)	—	—
Total	$218,750,750	$161,128,830

40     Growth Opportunities Fund

Written option transactions during the reporting period are summarized as follows:

	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$224,153	$174,839
Options opened	—	—
Options exercised	—	—
Options expired	(224,153)	(174,839)
Options closed	—	—
Written options outstanding at the end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/15		Year ended 7/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	1,596,712	$40,668,684	1,688,486	$41,104,598
Shares issued in connection with reinvestment of distributions	2,282,082	55,157,923	634,750	14,853,148
	3,878,794	95,826,607	2,323,236	55,957,746
Shares repurchased	(1,273,194)	(31,879,357)	(2,170,761)	(52,259,688)
Net increase	2,605,600	$63,947,250	152,475	$3,698,058

	Six months ended 1/31/15		Year ended 7/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	69,439	$1,533,036	105,758	$2,273,292
Shares issued in connection with reinvestment of distributions	135,493	2,875,155	44,040	923,518
	204,932	4,408,191	149,798	3,196,810
Shares repurchased	(112,188)	(2,511,530)	(283,211)	(6,074,771)
Net increase (decrease)	92,744	$1,896,661	(133,413)	$(2,877,961)

	Six months ended 1/31/15		Year ended 7/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	263,315	$5,974,793	138,184	$3,025,101
Shares issued in connection with reinvestment of distributions	141,645	3,055,280	33,752	717,895
	404,960	9,030,073	171,936	3,742,996
Shares repurchased	(61,849)	(1,407,523)	(101,433)	(2,230,483)
Net increase	343,111	$7,622,550	70,503	$1,512,513

Growth Opportunities Fund     41

	Six months ended 1/31/15		Year ended 7/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	28,945	$677,046	10,315	$227,761
Shares issued in connection with reinvestment of distributions	40,084	891,859	10,722	233,850
	69,029	1,568,905	21,037	461,611
Shares repurchased	(15,538)	(374,620)	(34,103)	(767,125)
Net increase (decrease)	53,491	$1,194,285	(13,066)	$(305,514)

	Six months ended 1/31/15		Year ended 7/31/14
Class R	Shares	Amount	Shares	Amount
Shares sold	71,234	$1,817,497	85,496	$2,116,939
Shares issued in connection with reinvestment of distributions	32,803	771,195	4,794	109,781
	104,037	2,588,692	90,290	2,226,720
Shares repurchased	(55,238)	(1,331,994)	(22,038)	(516,528)
Net increase	48,799	$1,256,698	68,252	$1,710,192

	Six months ended 1/31/15		Year ended 7/31/14
Class R5	Shares	Amount	Shares	Amount
Shares sold	389,581	$9,682,403	43,340	$1,150,364
Shares issued in connection with reinvestment of distributions	6,517	163,644	25	613
	396,098	9,846,047	43,365	1,150,977
Shares repurchased	(13,620)	(345,777)	(107)	(2,921)
Net increase	382,478	$9,500,270	43,258	$1,148,056

	Six months ended 1/31/15		Year ended 7/31/14
Class R6	Shares	Amount	Shares	Amount
Shares sold	179,288	$4,758,095	392,979	$10,103,127
Shares issued in connection with reinvestment of distributions	110,423	2,774,939	14,325	346,511
	289,711	7,533,034	407,304	10,449,638
Shares repurchased	(43,766)	(1,161,110)	(69,365)	(1,746,065)
Net increase	245,945	$6,371,924	337,939	$8,703,573

	Six months ended 1/31/15		Year ended 7/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,604,202	$40,565,860	310,470	$7,874,213
Shares issued in connection with reinvestment of distributions	91,413	2,290,822	23,532	568,284
	1,695,615	42,856,682	334,002	8,442,497
Shares repurchased	(225,038)	(5,741,020)	(274,480)	(6,674,382)
Net increase	1,470,577	$37,115,662	59,522	$1,768,115

42     Growth Opportunities Fund

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	677	0.16%	$16,485
Class R6	678	0.08	16,523

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$10,372,288	$92,571,004	$88,328,115	$7,062	$14,615,177

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$32,000
Written equity option contracts (contract amount) (Note 3)	$32,000
Futures contracts (number of contracts)	—*
Forward currency contracts (contract amount)	$13,500,000
OTC total return swap contracts (notional)	$5,300,000
Warrants (number of warrants)	260,000

*For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$1,100,030	Payables	$12,453
Equity contracts	Investments, Receivables	135,672	Payables	309,059
Total		$1,235,702		$321,512

Growth Opportunities Fund     43

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$913,319	$—	$913,319
Equity contracts	(49,314)	172,551	—	(880,783)	$(757,546)
Total	$(49,314)	$172,551	$913,319	$(880,783)	$155,773

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Forward currency contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$986,953	$—	$986,953
Equity contracts	(20,872)	(29,272)	—	(271,054)	$(321,198)
Total	$(20,872)	$(29,272)	$986,953	$(271,054)	$665,755

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
OTC Total return swap contracts*#	$—	$8,747	$—	$—	$8,747
Forward currency contracts#	71,928	517,227	—	510,875	1,100,030
Total Assets	$71,928	$525,974	$—	$510,875	$1,108,777
Liabilities:
OTC Total return swap contracts*#	$—	$309,059	$—	$—	$309,059
Forward currency contracts#	—	—	12,453	—	12,453
Total Liabilities	$—	$309,059	$12,453	$—	$321,512
Total Financial and Derivative Net Assets	$71,928	$216,915	$(12,453)	$510,875	$787,265
Total collateral received (pledged)†##	$71,928	$216,915	$—	$510,875
Net amount	$—	$—	$(12,453)	$—

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

44     Growth Opportunities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA061
292754 3/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 31, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 31, 2015